ANNUAL REPORT


1996
1996
1996
1996
1996


[GRAPHIC]

SMITH BARNEY
FUNDAMENTAL VALUE
FUND INC.

------------------
September 30, 1996


[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Fundamental Value Fund Inc. for the year ended September 30, 1996. In this report, we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow in the annual report.

Fund Performance Update

For the year ended September 30, 1996, the Class A shares of the Smith Barney Fundamental Value Fund generated a total return of 14.73%. In comparison, the Standard & Poor's 500 Composite Stock Index ("S&P 500") had a total return of 20.32% over the same time period. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.)

The Smith Barney Fundamental Value Fund concluded the nine-month period ended September 30, 1996, with an increase in net asset value of 10.83% compared to 13.50% for the S&P 500. During this period, the largest 25 S&P 500 stocks advanced in excess of 20% whereas the next 475 issues were up 10%-11%.

Great Expectations

With apologies to Charles Dickens, the current stock market can be characterized as one of "Great Expectations." Double-digit annual returns are now considered almost a birthright and a sure antidote to a future time when entitlements such as Social Security may become less important. Households now have the highest percentage of their financial assets invested in stocks than they have had in the last 30 years. In addition, dividend yields are the lowest in history as investors signal that capital gains rather than current income is the object of their primary affection.*

Good Offense - Good Defense

Given the present market conditions, the Smith Barney Fundamental Value Fund continues to look for the best relative values, ones that provide good upside potential but which also have less downside should the market environment become more turbulent. For example, energy (13% of assets) and real estate investment trusts ("REITS" -- 8% of assets) meet the twin tests of

*Source: Standard & Poor's Rating Service providing good substantial upside potential while, at the same time, being historically less vulnerable to market corrections. In July, when stocks declined substantially in price, our holdings of REITs actually increased slightly in value.

1997 - 2000: Time to Own "Hard Assets"

We maintain an indicator that traces the value of houses versus common stocks since 1890, 106 years ago. In this period, this indicator has given four buy signals for houses and four for common stocks. A buy signal has been given approximately every 13 years. We believe housing prices are a proxy for real estate in general but also for natural resource and inflation hedge investments, so-called "hard assets." In 1996, our houses/stock indicator is signaling that it is time to focus attention again on real estate and natural resource investments. In our view, the best news on inflation is probably behind us and consumer prices will move up moderately 3 1/2% to 4% over the next 18-24 months.

Financial Services -- Attracted to Companies with International Franchises

The Smith Barney Fundamental Value Fund maintains approximately 15% of its assets invested in insurance, banking and other financial services companies. Near term, inflation appears to be under control and many of our holdings are reporting excellent earnings and their shares are available at P/E ratios which are well below the market multiple.

In the future, we may be trimming this sector of the Fund's portfolio because many issues have been market leaders in the last five years and are no longer compelling as relative values. We continue to be enthusiastic, however, for financial services companies with international franchises. Many investors have focused on multi-national food, beverage and technology companies as a way to benefit from world growth but it seems clear that many financial services companies are equally good plays on international business trends and have similar growth rates. In many cases, their shares are available at much lower P/E ratios.

Retailing -- Unloved, But Attractive

We have identified other areas which we believe have favorable risk/reward ratios. Many retailing stocks had their peaks in late 1992 or early 1993 and since then have dramatically underperformed the market. Some of the great retailing franchises have been available recently at prices which we believe were too good to ignore. Inventories for many are at low levels whether one looks back 12 months or 12 years. In addition, it is likely that the upcoming Christmas selling season will be substantially better than 1995, which was one of the worst on record.

Entertainment -- Karl Marx Was Wrong

Karl Marx was wrong; religion is not the opiate of the people, but entertainment is! A number of entertainment companies and selected CATV (cable television) stocks have reached prices which we thought were attractive. We have been adding to our positions in these areas over the last few months. As our population ages and technology dramatically transforms many homes into entertainment centers, we believe motion picture and other entertainment companies are well positioned to grow at above-average rates. Barriers to entry are high and the libraries of films represent an annuity stream of future income. As of September 30, 1996, entertainment and CATV represented about 7% of the Fund's assets.

Technology: High Volatility (Risk), High Growth

It is clear that technology is an important area of representation in most portfolios. Many technology stocks are not growth issues because year-to-year results are affected by their capital expenditure cycles and the fact that selling prices exhibit secular declines such as in the semiconductor industry. These factors can produce highly volatile stock prices. The Smith Barney Fundamental Value Fund has increased its holdings of technology issues in 1996 to about 7% of assets. We particularly like leading franchises which are temporarily (we hope) out of favor and available at attractive prices.

Health Care -- A Beneficiary of Compelling Demographics

An aging population suggests that health care is another very important sector for representation in the Smith Barney Fundamental Value Fund. In recent months, we have added to our holdings in the HMO (Health Maintenance Organization) sector when these stocks fell 30% to 40% in many cases due to near term unfavorable news. It is our belief that these companies represent sound long-term values at current prices and that downside risk is low.

A Four-Letter Word -- "Cash"

Currently, we maintain a cash and cash equivalents position of about 21% which reflects the fact that it has been more difficult to identify good relative values for the portfolio and our belief that market risks are high. Our discipline will continue to focus on those companies which offer shareholders solid upside potential with reasonable downside risk.

In closing, thank you for investing in the Smith Barney Fundamental Value Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon              /s/ John G. Goode

Heath B. McLendon                  John G. Goode
Chairman and                       Vice President and
Chief Executive Officer            Investment Officer

October 22, 1996


Announcing a New Systematic Investment
Program Monthly Minimum

If you are a shareholder purchasing shares of the Smith Barney Fundamental Value Fund through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum initial investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum initial investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program. However, please note that participating in the Systematic Investment Program does not ensure a profit or protect you against a loss in declining markets.

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       -------------------
                       Beginning     End      Income   Capital Gain      Total
Year Ended              of Year    of Year   Dividends Distributions  Returns(1)
================================================================================
  9/30/96             $   8.66   $   9.31   $   0.19   $   0.37        14.73%
--------------------------------------------------------------------------------
  9/30/95                 8.20       8.66       0.13       0.81        19.94
--------------------------------------------------------------------------------
  9/30/94                 8.42       8.20       0.08       0.53         4.92
--------------------------------------------------------------------------------
  9/30/93                 7.22       8.42       0.06       0.46        25.23
--------------------------------------------------------------------------------
  9/30/92                 6.47       7.22       0.14       0.00        14.01
--------------------------------------------------------------------------------
  9/30/91                 5.34       6.47       0.23       0.29        33.47
--------------------------------------------------------------------------------
  9/30/90                 7.15       5.34       0.18       0.57       (16.25)
--------------------------------------------------------------------------------
  9/30/89                 6.23       7.15       0.10       0.33        23.26
--------------------------------------------------------------------------------
  9/30/88                 8.36       6.23       0.26       1.03        (6.92)
--------------------------------------------------------------------------------
  9/30/87                 7.24       8.36       0.32       0.74        34.39
================================================================================
Total                               $1.69      $5.13
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       -------------------
                       Beginning     End      Income   Capital Gain      Total
Year Ended              of Year    of Year   Dividends Distributions  Returns(1)
================================================================================
  9/30/96                $8.62      $9.26      $0.13      $0.37         13.82%
  9/30/95                 8.16       8.62       0.08       0.81         19.19
  9/30/94                 8.37       8.16       0.02       0.53          4.21
  Inception*- 9/30/93     7.31       8.37       0.05       0.46         22.82+
================================================================================
  Total                                        $0.28      $2.17
================================================================================

--------------------------------------------------------------------------------
Historical Performance-- Class C Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       -------------------
                       Beginning     End      Income   Capital Gain      Total
Year Ended              of Year    of Year   Dividends Distributions  Returns(1)
================================================================================
  9/30/96                $8.62      $9.26      $0.13      $0.37         13.82%
  9/30/95                 8.16       8.62       0.09       0.81         19.33
  9/30/94                 8.37       8.16       0.02       0.53          4.24
Inception*- 9/30/93       8.15       8.37       0.00       0.00          2.70+
================================================================================
Total                                          $0.24      $1.71
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       -------------------
                       Beginning     End      Income   Capital Gain      Total
Year Ended              of Year    of Year   Dividends Distributions  Returns(1)
================================================================================
Inception*- 9/30/96      $8.78      $9.32      $0.00     $0.00           6.15%+
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                  Without Sales Charge(1)
                                        ----------------------------------------
                                        Class A    Class B    Class C    Class Y
 ===============================================================================
 Year Ended 9/30/96                      14.73%     13.82%     13.82%      N/A
--------------------------------------------------------------------------------
 Five Years Ended 9/30/96                15.56        N/A       N/A        N/A
--------------------------------------------------------------------------------
 Ten Years Ended 9/30/96                 13.51        N/A       N/A        N/A
--------------------------------------------------------------------------------
 Inception* through 9/30/96              13.77      15.19      12.65      6.15%+
================================================================================
                                                    With Sales Charge(2)
                                       -----------------------------------------
                                       Class A     Class B    Class C    Class Y
================================================================================
 Year Ended 9/30/96                       8.94%      8.82%     12.82%      N/A
--------------------------------------------------------------------------------
 Five Years Ended 9/30/96                14.39        N/A        N/A       N/A
--------------------------------------------------------------------------------
 Ten Years Ended 9/30/96                 12.94        N/A        N/A       N/A
--------------------------------------------------------------------------------
 Inception* through 9/30/96              13.38      14.85      12.65      6.15%+
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
================================================================================
 Class A (9/30/86 through 9/30/96)                     255.24%
--------------------------------------------------------------------------------
 Class B (Inception* through 9/30/96)                   73.64
--------------------------------------------------------------------------------
 Class C (Inception* through 9/30/96)                   45.40
--------------------------------------------------------------------------------
 Class Y (Inception* through 9/30/96)                    6.15+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and January 27, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------


              Growth of $10,000 Invested in Class A Shares of the
                    Smith Barney Fundamental Value Fund Inc.
                        vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                        September 1986 - September 1996

                                   [GRAPHIC]

                          Smith Barney
                           Fundamental      Standard & Poor's
                         Value Fund Inc.       500 Index
                         ---------------    -----------------
               9/86          $10,000            $ 9,501
               9/87           14,343             12,769
               9/88           12,566             11,886
               9/89           16,708             14,650
               9/90           15,163             12,269
               9/91           19,877             16,376
               9/92           22,071             18,669
               9/93           24,935             23,379
               9/94           25,852             24,528
               9/95           33,533             29,419
               9/96           40,344             33,752

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1986, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1996, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights                                         September 30, 1996
--------------------------------------------------------------------------------


Portfolio Breakdown

                                   [GRAPHIC]

Banking and Finance                 9.7%
Energy & Energy Services           13.0%
Healthcare                          5.7%
Manufacturing                       2.4%
Natural Resources                   4.4%
Real Estate                         7.9%
Retail                              5.9%
Entertainment                       4.0%
Technology-Computers                6.6%
Telecommunications                  3.7%
Transportation                      4.6%
Insurance                           5.8%
Foreign Common Stocks               0.8%
Repurchase Agreements              21.4%
Other Common Stocks                 4.1%

Top Ten Holdings
                                                                Percentage of
                                                              Total Investments
================================================================================
American International Group Inc.                                   2.5%
Amoco Corp.                                                         2.4
TriNet Corporate Realty Trust Inc.                                  2.2
Royal Dutch Petroleum Co.                                           2.2
Citicorp                                                            2.2
Dresser Industries Inc.                                             2.1
Oryx Energy Co.                                                     2.1
American Express Co.                                                2.1
Wal-Mart Stores, Inc.                                               2.1
Tele-Communications, Inc., Class A Shares                           2.0

--------------------------------------------------------------------------------
Schedule of Investments                                      September 30, 1996
--------------------------------------------------------------------------------

   SHARES                     SECURITY                                  VALUE
================================================================================
COMMON STOCKS -- 77.0%
Banking and Finance -- 9.7%
   575,000       American Express Co.                              $ 26,593,750
   300,000       BankAmerica Corp.                                   24,637,500
   300,000       Citicorp                                            27,187,500
   750,000       Great Western Financial Corp.                       19,875,000
   350,000       H & R Block, Inc.                                   10,412,500
   448,000       Signet Banking Corp.                                11,984,000
--------------------------------------------------------------------------------
                                                                    120,690,250
--------------------------------------------------------------------------------
Beverages -- 2.2%
   286,800       Anheuser-Busch Cos. Inc.                            10,790,850
   600,000       PepsiCo., Inc.                                      17,025,000
--------------------------------------------------------------------------------
                                                                     27,815,850
--------------------------------------------------------------------------------
Chemicals -- 1.8%
   250,000       E.I. du Pont de Nemours & Co.                       22,062,500
--------------------------------------------------------------------------------
Energy and Energy Services -- 13.0%
   250,000       Amerada Hess Corp.                                  13,218,750
   425,000       Amoco Corp.                                         29,962,500
   900,000       Dresser Industries Inc.                             26,775,000
   169,600       FINA Inc., Class A Shares                            8,904,000
   484,400       Mitchell Energy & Development Corp., Class A Shares  9,143,050
   642,000       Mitchell Energy & Development Corp., Class B Shares 12,599,250
 1,500,000       Oryx Energy Co.+                                    26,625,000
   175,000       Royal Dutch Petroleum Co.                           27,321,875
    90,000       Schlumberger Ltd.@                                   7,605,000
--------------------------------------------------------------------------------
                                                                    162,154,425
--------------------------------------------------------------------------------
Entertainment -- 4.0%
   300,000       Liberty Media Corp., Class A Shares+                 8,587,500
   525,000       Time Warner Inc.                                    20,278,125
   600,000       Viacom Inc., Class B Shares+                        21,300,000
--------------------------------------------------------------------------------
                                                                     50,165,625
--------------------------------------------------------------------------------
Healthcare -- 5.7%
   658,000       Advanced Polymer Systems Inc.+                       5,428,500
   200,000       ALZA Corp.+                                          5,375,000
   210,000       Aphton Corp.+                                        4,042,500
   800,000       Calgene Inc.+@                                       4,000,000
   150,000       Merck & Co. Inc.                                    10,556,250
       266       Molecular Biosystems Inc.+                               2,261
   100,000       Tri-point Medical Group+                               800,000
   500,000       United Healthcare Corp.                             20,812,500
 1,100,000       Value Health Inc.+                                  20,625,000
--------------------------------------------------------------------------------
                                                                     71,642,011
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                          September 30, 1996
--------------------------------------------------------------------------------

     SHARES                     SECURITY                             VALUE
================================================================================
Insurance -- 5.8%
   250,000       Aetna Inc.                                        $ 17,593,750
   312,500       American International Group Inc.                   31,484,375
   200,000       Cigna Corp.                                         23,975,000
--------------------------------------------------------------------------------
                                                                     73,053,125
--------------------------------------------------------------------------------
Manufacturing -- 2.0%
   357,000       Minnesota Mining and Manufacturing                  24,945,375
    46,000       Metra Biosystems, Inc.+                                276,000
--------------------------------------------------------------------------------
                                                                     25,221,375
--------------------------------------------------------------------------------
Natural Resources -- 4.1%
 1,250,000       Asia Pacific Resource International, Class A Shares+ 6,250,000
   450,000       Burlington Resources, Inc.@                         19,968,750
   300,000       Cyprus Amax Minerals Co.                             6,450,000
   100,000       Hecla Mining Co.                                       662,500
   500,000       Homestake Mining Co.                                 7,312,500
   804,400       Santa Fe Pacific Gold Corp.                         10,055,000
--------------------------------------------------------------------------------
                                                                     50,698,750
--------------------------------------------------------------------------------
Real Estate -- 7.9%
   915,000       Del Webb Corp.                                      15,898,125
   703,200       Irvine Apartment Communities Inc.                   15,558,300
   588,235       Rouse Co.                                           15,294,110
   829,200       Spieker Properties Inc.                             24,357,750
   875,000       TriNet Corporate Realty Trust Inc.                  27,781,250
--------------------------------------------------------------------------------
                                                                     98,889,535
--------------------------------------------------------------------------------
Retail -- 5.9%
   300,000       Nordstrom, Inc.                                     11,400,000
   400,000       Sears Roebuck & Co.                                 17,900,000
   602,000       Toys `R' Us Inc.+                                   17,533,250
 1,000,000       Wal-Mart Stores, Inc.                               26,375,000
--------------------------------------------------------------------------------
                                                                     73,208,250
--------------------------------------------------------------------------------
Technology - Computers -- 6.6%
   600,000       Adobe Systems Inc                                   22,350,000
   125,000       Intel Corp.                                         11,929,688
   200,000       International Business Machines Corp.@              24,900,000
   200,000       Motorola, Inc.                                      10,325,000
   225,000       Texas Instruments, Inc.                             12,403,125
--------------------------------------------------------------------------------
                                                                     81,907,813
--------------------------------------------------------------------------------
Telecommunications -- 3.7%
     1,000       Advanced Fibre Communications                           25,000
   664,900       Comsat Corp.                                        15,043,362
   213,600       General DataComm Industries, Inc.+                   2,403,000
   200,000       Nextel Communications, Inc.@                         3,700,000
 1,700,000       Tele-Communications, Inc., Class A Shares+          25,393,750
--------------------------------------------------------------------------------
                                                                     46,565,112
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                          September 30, 1996
--------------------------------------------------------------------------------

     SHARES                     SECURITY                             VALUE
================================================================================
Transportation -- 4.6%
   275,000       AMR Corp.+                                        $ 21,896,875
 1,000,000       Fritz Cos., Inc.@                                   14,500,000
 2,500,000       Fruehauf Trailer Corp.+                                781,250
   425,000       General Motors Corp.@                               20,400,000
--------------------------------------------------------------------------------
                                                                     57,578,125
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost -- $784,084,345)                             961,652,746
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 0.7%
Manufacturing -- 0.4%
     4,000       Optical Coating Laboratory, Inc., Exchange 8.00%++   4,619,048
--------------------------------------------------------------------------------
Natural Resources-- 0.3%
   128,000       American Exploration Co., Series C, Exchange 9.00%   3,744,000
--------------------------------------------------------------------------------
                 TOTAL CONVERTIBLE PREFERRED STOCKS
                 (Cost -- $7,200,000)                                 8,363,048
================================================================================
FOREIGN COMMON STOCKS -- 0.8%
   545,000       Pan African Resources Corp.                            441,450
 7,290,157       Normandy Mining Limited ADR                          9,922,190
--------------------------------------------------------------------------------
                 TOTAL FOREIGN COMMON STOCKS
                 (Cost -- $11,920,889)                               10,363,640
================================================================================
WARRANTS -- 0.0%
   571,429       UnionFed Financial Corp., Expire 12/29/98+++                 0
        44       York Research Corp., Class B Shares, Expire 5/1/97           0
--------------------------------------------------------------------------------
                 TOTAL WARRANTS
                 (Cost -- $0)                                                 0
================================================================================
PUT OPTIONS -- 0.1%
   875,000       Fritz Cos. Put @ 12.50, Expire 11/16/96                519,531
    54,000       S & P 500 Index Put @ 600, Expire 3/22/97              351,000
   250,000       Value Health Inc. Put @ 15, Expire 12/21/96            132,813
    50,000       Value Health Inc. Put @ 15, Expire 3/22/97              34,375
--------------------------------------------------------------------------------
                 TOTAL PUT OPTIONS
                 (Cost -- $2,216,555)                                 1,037,719
================================================================================
                 SUB-TOTAL INVESTMENTS
                 (Cost -- $805,421,789)                             981,417,153
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                          September 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT                     SECURITY                                            VALUE
============================================================================================
$30,000,000      Morgan Stanley, 5.687% due 10/1/96;
                 Proceeds at maturity -- $30,004,674; (Fully
                 collateralized by U.S. Treasury Bills due 11/30/99;
                 Market value -- $30,606,132)                                 $    30,000,000

 12,837,000      Chase Manhattan Bank, 5.622% due 10/1/96;
                 Proceeds at maturity -- $12,838,977; (Fully
                 collateralized by U.S. Treasury Notes,
                 6.00% due 9/30/98;
                 Market value -- $13,095,944)                                      12,837,000

225,000,000      Citibank, 5.769% due 10/1/96;
                 Proceeds at maturity -- $225,035,564; (Fully
                 collateralized by U.S. Treasury Notes, 5.00% due
                 1/31/98; Market value -- $229,502,430)                           225,000,000
 --------------------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost -- $267,837,000)                                           267,837,000
---------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS AND
                 REPURCHASE AGREEMENTS -- 100%
                 (Cost -- $1,073,258,789*)                                     $1,249,254,153
=============================================================================================

+    Non-income producing security.
@    Security segregated by Custodian to cover written call options.
++   Illiquid security valued by the Fund's Board of Directors (See Note 9).
+++  Restricted security (See Note 8).
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities September 30, 1996
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (Cost -- $805,421,789)                                     $ 981,417,153
 Repurchase agreements (Cost -- $267,837,000)                                       267,837,000
 Cash                                                                                       635
 Receivable for securities sold                                                       4,535,963
 Receivable for Fund shares sold                                                      3,973,112
 Dividends and interest receivable                                                    2,196,375
-----------------------------------------------------------------------------------------------
 Total Assets                                                                     1,259,960,238
-----------------------------------------------------------------------------------------------
LIABILITIES:

 Payable for securities purchased                                                     5,657,800
 Options written (Note 5)                                                             1,457,031
 Payable for Fund shares purchased                                                      551,744
 Investment advisory fees payable                                                       460,529
 Distribution fees payable                                                              272,285
 Administration fees payable                                                            200,540
 Accrued expenses and other liabilities                                                 420,604
-----------------------------------------------------------------------------------------------
 Total Liabilities                                                                    9,020,533
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                 $1,250,939,705
===============================================================================================
NET ASSETS:
 Par value of capital shares                                                     $      134,845
 Capital paid in excess of par value                                              1,003,838,553
 Undistributed net investment income                                                 13,747,541
 Accumulated net realized gain from security transactions and options                56,562,900
 Net unrealized appreciation of investments and options                             176,655,866
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                 $1,250,939,705
===============================================================================================
Shares Outstanding:
 Class A                                                                             49,235,698
-----------------------------------------------------------------------------------------------
 Class B                                                                             76,009,204
-----------------------------------------------------------------------------------------------
 Class C                                                                              4,811,659
-----------------------------------------------------------------------------------------------
 Class Y                                                                              4,788,885
-----------------------------------------------------------------------------------------------
Net Asset Value:
 Class A (and redemption price)                                                           $9.31
-----------------------------------------------------------------------------------------------
 Class B*                                                                                 $9.26
-----------------------------------------------------------------------------------------------
 Class C**                                                                                $9.26
-----------------------------------------------------------------------------------------------
 Class Y (and redemption price)                                                           $9.32
-----------------------------------------------------------------------------------------------
 Class A Maximium Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)                               $9.80
===============================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 3).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                             $  21,108,441
  Interest                                                                                 11,764,850
  Less: Foreign withholding tax                                                              (171,408)
------------------------------------------------------------------------------------------------------
  Total Investment Income                                                                  32,701,883
------------------------------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                                                7,627,397
  Investment advisory fees (Note 3)                                                         6,015,090
  Administration fees (Note 3)                                                              2,187,305
  Shareholder and system servicing fees                                                     1,303,814
  Shareholder communications                                                                  378,687
  Registration fees                                                                           192,372
  Audit and legal                                                                             100,620
  Custody                                                                                      94,129
  Directors' fees                                                                              48,688
  Other                                                                                        66,017
-----------------------------------------------------------------------------------------------------
  Total Expenses                                                                           18,014,119
-----------------------------------------------------------------------------------------------------
Net Investment Income                                                                      14,687,764
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 4 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)                                68,290,711
    Options purchased                                                                      (1,083,237)
    Options written                                                                         1,126,786
    Foreign currency transactions                                                           5,693,939
-----------------------------------------------------------------------------------------------------
  Net Realized Gain                                                                        74,028,199
-----------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Options:
    Beginning of year                                                                     124,058,138
    End of year                                                                           176,655,866
-----------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                                  52,597,728
-----------------------------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies                                   126,625,927
-----------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                   $141,313,691
=====================================================================================================

                      See Notes to Financial Statements.

---------------------------------------------------------------------
Statements of Changes in Net Assets For the Years Ended September 30,
---------------------------------------------------------------------

                                                                                     1996                   1995
=======================================================================================================================
OPERATIONS:
  Net investment income                                                                $   14,687,764     $  13,250,072
  Net realized gain                                                                        74,028,199        30,805,367
  Increase in net unrealized appreciation                                                  52,597,728       103,644,618
------------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                                  141,313,691       147,700,057
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                   (18,028,339)       (7,661,803)
  Net realized gains                                                                      (41,415,528)      (30,805,367)
  Overdistribution of net realized gains                                                           --       (32,962,521)
------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                                         (59,443,867)      (71,429,691)
------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                                        360,705,847       275,253,479
  Net asset value of shares issued in connection with
    the transfer of The Advisors Fund L.P. net assets                                              --        46,719,996
  Net asset value of shares issued for reinvestment
    of dividends                                                                           57,520,992        69,267,663
  Cost of shares reacquired                                                              (196,026,058)     (148,313,554)
------------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                                               222,200,781       242,927,584
------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                    304,070,605       319,197,950
NET ASSETS:
  Beginning of year                                                                       946,869,100       627,671,150
------------------------------------------------------------------------------------------------------------------------
  End of year*                                                                         $1,250,939,705     $ 946,869,100
========================================================================================================================
* Includes undistributed net investment income of:                                     $   13,747,541     $  11,394,177
========================================================================================================================

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date and interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

     2. Repurchase Agreements

     The Fund purchases, and its custodian takes possession of, U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     3. Investment Advisory Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. The Fund pays SBMFM an advisory fee calculated at annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also serves as administrator for the Fund and is paid a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended September 30, 1996, SB received brokerage commissions of $80,904 and sales charges of approximately $1.0 million on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended September 30, 1996, CDSCs paid to SB were:

                                                       Class A  Class B  Class C
================================================================================
CDSCs                                                  $2,000   $844,000 $10,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 1996, total Distribution Plan fees incurred were:

                                                    Class A   Class B    Class C
================================================================================
Distribution Plan Fees                           $1,058,779  $6,229,990 $338,628
================================================================================

     All officers and one Director of the Fund are employees of SB.

     4. Investments

     During the year ended September 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $562,110,872
--------------------------------------------------------------------------------
Sales                                                                501,950,790
================================================================================
     At September 30, 1996, the gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $199,548,237*
Gross unrealized depreciation                                      (23,552,873)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $175,995,364*
================================================================================
* Substantially the same for Federal income tax purposes.

     5. Option Contracts

     Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of September 30, 1996, the Fund held four purchase put options with a total cost of $2,216,555.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered call option transactions occurred during the year ended September 30, 1996:


                                                                                                            Number of
                                                                                         Premium            Contracts
=====================================================================================================================
Options written, outstanding at September 30, 1995                                 $          0                     0
Options written during the year ended September 30, 1996                              5,373,819                33,950
Options cancelled in closing purchase transactions                                   (3,021,433)              (14,250)
Options expired                                                                        (234,853)               (3,550)
---------------------------------------------------------------------------------------------------------------------
Options written, outstanding at September 30, 1996                                   $2,117,533                16,150
=====================================================================================================================

     The following represents the covered call option written contracts open as of September 30, 1996:

  Number of                                                                Strike
  Contracts                                               Expiration       Price              Value
=======================================================================================================
Covered Call Options Written
   500      S&P 500 Index                                 3/22/97          $   600         $  (768,750)
 4,500      Burlington Resources, Inc                     10/1/96               45            (281,250)
   500      Calgene Inc.                                  1/18/97                5             (28,125)
 8,750      Fritz Cos., Inc.                             11/16/96            17.50            (300,781)
 1,000      Nextel Communications, Inc.                   1/18/97               25             (50,000)
   900      Schlumberger Ltd.                            10/19/96               90             (28,125)
-------------------------------------------------------------------------------------------------------
           Total Covered Call Options Written
           (Premiums received--$2,117,533)                                                 $(1,457,031)
=======================================================================================================

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
     6. Capital Shares

     At September 30, 1996, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At September 30, 1996, total paid-in capital amounted to the following for each class:


                                                       Class A          Class B          Class C          Class Y
====================================================================================================================
Total Paid-in Capital                               $365,596,678     $555,220,142      $39,630,461       $43,526,117
====================================================================================================================

     Transactions in shares of each class were as follows:


                                                            Year Ended                        Year Ended
                                                        September 30, 1996                 September 30, 1995
                                                     ------------------------         --------------------------
                                                     Shares            Amount         Shares              Amount
=====================================================================================================================
Class A
Shares sold                                       10,423,305        $  93,133,169     8,923,632         $  69,815,825
Net asset value of shares
  issued in connection with
  the transfer of Advisors
  Fund L.P. net assets (Note 7)                           --                   --     6,431,222            44,760,999
Shares issued on reinvestment                       2,934,418          24,876,739     4,305,816            29,667,069
Shares redeemed                                    (8,696,068)        (75,368,489)   (7,371,519)          (57,261,926)
---------------------------------------------------------------------------------------------------------------------
Net Increase                                        4,661,655       $  42,641,419    12,289,151         $  86,981,967
=====================================================================================================================
Class B
Shares sold                                        21,765,620       $ 192,072,988    23,751,080         $ 185,650,163
Net asset value of shares
  issued in connection with
  the transfer of Advisors
  Fund L.P. net assets (Note 7)                            --                  --       281,465             1,958,997
Shares issued on reinvestment                       3,695,941          31,218,519     5,698,862            39,265,165
Shares redeemed                                   (11,904,915)       (107,172,303)  (11,543,825)          (88,999,697)
---------------------------------------------------------------------------------------------------------------------
Net Increase                                       13,556,646       $ 116,119,204    18,187,582         $ 137,874,628
=====================================================================================================================
Class C
Shares sold                                         2,925,320       $  25,823,035     2,540,546         $  19,787,491
Shares issued on reinvestment                         168,804           1,425,734        48,683               335,429
Shares redeemed                                      (811,710)         (7,334,728)     (262,289)           (2,051,931)
---------------------------------------------------------------------------------------------------------------------
Net Increase                                        2,282,414       $  19,914,041     2,326,940         $  18,070,989
=====================================================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                                      Year Ended                  Year Ended
                                                                  September 30, 1996*           September 30, 1995
                                                             --------------------------         ---------------------
                                                             Shares              Amount          Shares        Amount
=====================================================================================================================
Class Y
Shares sold                                                 5,505,522         $  49,676,655         --            --
Shares issued on reinvestment                                      --                    --         --            --
Shares redeemed                                              (716,637)           (6,150,538)        --            --
---------------------------------------------------------------------------------------------------------------------
Net Increase                                                4,788,885         $  43,526,117         --            --
=====================================================================================================================

* For Class Y shares, transactions are for the period from January 27, 1996 (inception date) to September 30, 1996.

     7. Transfer of Net Assets

     On December 16, 1994, the Fund acquired the assets and certain liabilities of The Advisors Fund, L.P. ("Advisors Fund"), pursuant to a taxable Plan of Sale and Liquidation approved by the Advisors Fund shareholders on November 29, 1994. Total shares issued by the Fund and the total net assets of the Advisors Fund on the date of the transfer were as follows:


                                                                                  Total Net
                                                              Shares              Assets of             Total Net
                                                             Issued by             Acquired             Assets of
Acquired Fund                                                 the Fund               Fund                the Fund
=====================================================================================================================
Advisors Fund                                                  6,712,687         $46,719,996             $622,030,355
=====================================================================================================================

The total net assets of the Fund immediately after the acquisition of the Advisors Fund was $668,750,351.

     8. Restricted Security

     The following security held by the Fund on September 30, 1996, is a restricted security under the Federal securities laws and is valued at fair value in good faith by, or under the direction of, the Fund's Board of Directors taking into consideration the appropriate economic, financial and other pertinent available information pertaining to this security.


                                                          Value                    Percentage
                     Acquisition                           Per         Fair         of Total
Security                Date          Shares               Unit        Value       Net Assets            Cost
====================================================================================================================
UnionFed Financial
Corp., Warrants,
Expire 12/29/98       10/13/93         571,429              $0.00         $0             0.00%              $0
====================================================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     The Fund may purchase securities which are subject to legal or contractual restrictions on resale if not more than 15% of the value of the Fund's total assets would be invested in such securities or in securities for which there is no readily available market. In purchasing securities which could not be sold by the Fund without registration under the Securities Act of 1933, as amended, the Fund will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by the Fund to sell any such security and the registration of the security permitting sale. During any such period, the security will be subject to market fluctuations.

     9. Illiquid Security Valued by the Board of Directors

     The following security held by the Fund on September 30, 1996, is illiquid and valued at fair value in good faith by, or under the direction of, the Fund's Board of Directors taking into consideration the appropriate economic, financial and other pertinent available information pertaining to this security.


                                                          Value                         Percentage
                    Acquisition                            Per            Fair           of Total
    Security            Date            Shares            Unit            Value         Net Assets           Cost
=====================================================================================================================
Optical Coating
Laboratory Inc.,
Convertible
Preferred Stock        5/1/95            4,000          $1,154.76        $4,619,048        0.37%           $4,000,000
=====================================================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                               1996     1995    1994          1993     1992
==========================================================================================
Net Asset Value, Beginning of Year          $8.66    $8.20    $8.42         $7.22    $6.47
Income From Operations:
  Net investment income                      0.20     0.17     0.09          0.07     0.11
  Net realized and unrealized gain           1.01     1.23     0.30          1.65     0.78
------------------------------------------------------------------------------------------
Total Income From Operations                 1.21     1.40     0.39          1.72     0.89
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.19)   (0.13)   (0.08)        (0.06)   (0.14)
  Net realized gains                        (0.37)   (0.39)   (0.53)        (0.46)      --
  Overdistribution of net realized gains       --    (0.42)      --           --        --
------------------------------------------------------------------------------------------
Total Distributions                         (0.56)   (0.94)   (0.61)       (0.52)    (0.14)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.31    $8.66    $8.20        $8.42     $7.22
------------------------------------------------------------------------------------------
Total Return                                14.73%   19.94%    4.92%       25.23%    14.01%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $458,208 $386,297 $264,765     $123,118   $77,842
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.22%     1.34%    1.30%        1.45%     1.28%
  Net investment income                     2.32      2.19     1.90         1.00      1.57
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       57%       45%     108%         111%      142%
------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(1)           $0.05     $0.05       --            --       --
==========================================================================================

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class B Shares                                        1996         1995         1994        1993(1)
===================================================================================================
Net Asset Value, Beginning of Year                   $8.62         $8.16        $8.37         $7.31
---------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                               0.13          0.12         0.09          0.05
  Net realized and unrealized gain                    1.01          1.23         0.25          1.52
---------------------------------------------------------------------------------------------------
Total Income From Operations                          1.14          1.35         0.34          1.57
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.13)        (0.08)       (0.02)       (0.05)
  Net realized gains                                 (0.37)        (0.39)       (0.53)       (0.46)
  Overdistribution of net realized gains                --         (0.42)          --           --
---------------------------------------------------------------------------------------------------
Total Distributions                                  (0.50)        (0.89)       (0.55)       (0.51)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $9.26         $8.62        $8.16        $8.37
---------------------------------------------------------------------------------------------------
Total Return                                         13.82%        19.19%        4.21%       22.82%+++
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $703,552      $538,759     $361,254     $114,146
==================================================================================================
Ratios to Average Net Assets:
  Expenses                                            1.97%         2.09%        2.06%        2.26%+
  Net investment income                               1.56          1.44         1.13         0.19+
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 57%           45%         108%         111%
--------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (2)                    $0.05         $0.05           --           --
===================================================================================================

(1)      For the period from November 6, 1992 (inception date) to September 30,
         1993.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as the result may not be representative of the total return for the year.
  +      Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class C Shares                                            1996          1995           1994            1993(1)
==============================================================================================================
Net Asset Value, Beginning of Year                $8.62              $8.16            $8.37              $8.15
--------------------------------------------------------------------------------------------------------------
Income From Operations
  Net investment income                            0.14               0.12             0.05               0.00
  Net realized and unrealized gain                 1.00               1.24             0.29               0.22
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                       1.14               1.36             0.34               0.22
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.13)             (0.09)           (0.02)                --
  Net realized gains                              (0.37)             (0.39)           (0.53)                --
  Overdistribution of net realized gains             --              (0.42)              --                 --
--------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.50)             (0.90)           (0.55)                --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $9.26              $8.62            $8.16              $8.37
--------------------------------------------------------------------------------------------------------------
Total Return                                      13.82%             19.33%            4.24%              2.70%+++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $44,539            $21,812           $1,652              $ 308
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.96%              2.09%            2.23%              2.25%+
  Net investment income                            1.52               1.44             0.96               0.20+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              57%                45%             108%               111%
--------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (2)                 $0.05               $0.05              --                 --
==============================================================================================================

(1) For the period from August 10, 1993 (inception date) to September 30, 1993.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:


Class Y Shares                                                           1996(1)
================================================================================
Net Asset Value, Beginning of Year                                        $8.78
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                                    0.23
  Net realized and unrealized gain                                         0.31
--------------------------------------------------------------------------------
Total Income From Operations                                               0.54
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                      --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                              $9.32
--------------------------------------------------------------------------------
Total Return+++                                                            6.15%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                          $44,641
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                                 0.75%
  Net investment income                                                    2.58
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      57%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (2)                                         $0.05
================================================================================

(1) For the period from January 27, 1996 (inception date) to September 30, 1996.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +  Annualized.

-------------------------------------------------------------------------------
Independent Auditors' Report
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith
Barney Fundamental Value Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Fundamental Value Fund Inc. as of September 30, 1996, the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the Fund's custodian and brokers: where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund Inc. as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP

New York, New York
November 1, 1996

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended September 30, 1996 was $20,108,432.

SMITH BARNEY
FUNDAMENTAL
VALUE
FUND INC.

DIRECTORS

Lloyd J. Andrews
Robert M. Frayn, Jr.
Leon P. Gardner
Howard J. Johnson
David E. Maryatt
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione
Julie W. Weston

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Peter Hable
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
--------------------------------
A Member of TravelersGroup[LOGO]

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Mutual
Funds Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Fundamental Value Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY FUNDAMENTAL
VALUE FUND INC.
388 Greenwich Street
New York, New York 10013


FD0283 11/96